UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2010

RAPTOR PHARMACEUTICAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-25571	86-0883978
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California 94949
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (415) 382-8111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 9, 2010, Raptor Pharmaceutical Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with 23 investors set forth on the signature pages thereto (the “U.S. Investors”) and a separate Securities Purchase Agreement (the Canadian Purchase Agreement and together with the Agreement, the “Purchase Agreements”) with a certain Canadian investor set forth on the signature pages thereto (the “Canadian Investor” and together with the U.S. Investors, the “Investors”) for the private placement of the Company’s common stock, par value $0.001 per share (“Common Stock”), and warrants to purchase Common Stock (the “Financing Transaction”), at a purchase price of $3.075 per unit, with each unit comprised of one share of Common Stock (a “Share”) and a warrant (an “Investor Warrant”) to purchase one share of Common Stock.  In connection with the Financing Transaction, at or prior to the Closing, the Company will enter into a Registration Rights Agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company will file a registration statement related to the Financing Transaction with the United States Securities and Exchange Commission (“SEC”) covering the resale of the Shares that will be issued to the Investors under the Purchase Agreements and the shares of Common Stock that will be issued to the Investors upon exercise of the Investor Warrants.  JMP Securities LLC (the “Placement Agent”) has served as the placement agent for the Company in the Financing Transaction.

At the closing of the Financing Transaction (the “Closing”), the Company will sell to the Investors an aggregate of 4,897,614 Shares and Investor Warrants to purchase up to 4,897,614 shares of Common Stock (the “Warrant Shares”) for aggregate gross proceeds as of the Closing of $15,060,163.05, subject to adjustment as provided therein. Each Investor Warrant, exercisable for 5 years from the Closing, has an exercise price of 3.075 per share. The Shares, the Investor Warrants and the Warrant Shares are sometimes referred to herein individually and collectively as the “Securities.”  As a result of the Financing Transaction, at the Closing, the Company will be obligated to issue to the Placement Agent warrants to purchase up to 97,952 shares of Common Stock (the “Placement Agent Warrant”) on substantially similar terms and conditions as the Investor Warrants (except that the Placement Agent Warrant may not be exercised until the sixth month anniversary of the issuance date) and to pay a commission of $ 978,910.60 to the Placement Agent as well as certain of its expenses.

The following is a brief summary of the Purchase Agreements, the Registration Rights Agreement and the Investor Warrants and the Placement Agent Warrant, which are qualified in their entirety by reference to the full text of such documents.

The Purchase Agreements

Each Investor represents in a Purchase Agreement that it understands and agrees that the Securities it will be acquiring have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that accordingly they will not be fully transferable except pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws.  The Purchase Agreements also contain representations and warranties by the Company and the Investors, covenants of the Company and the Investors (including restrictions on the issuance of Company securities for a specified period following the Closing and indemnification from the Company in the event of breaches of its representations and warranties) and closing conditions, all customary for transactions of this type.  The Canadian Purchase Agreement is substantially similar to the Agreement except that the Canadian Purchase Agreement contains certain additional representations and covenants by the Canadian Investor related to Canadian securities law.

A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the Canadian Purchase Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

Pursuant to the Registration Rights Agreement, the Company will agree to prepare and file a registration statement (the “Registration Statement”) with the SEC under the Securities Act covering the resale of the Shares and Warrant Shares to be issued to the Investors as well as Common Stock underlying the warrant to be issued to the placement agent in connection with the Financing Transaction, within 10 calendar days after the Closing (the “Filing Deadline”).  The Company will agree to use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. Pursuant to the Registration Rights Agreement, if (i) the Registration Statement is not filed with the SEC on or prior to the Filing Deadline, (ii) the Registration Statement is not declared effective by the SEC on or prior to the 90th days after the Closing (or 120th days after the Closing if the SEC determines to review the Registration Statement), (iii) after the effective date of the Registration Statement, (A) the Registration Statement ceases for any reason to remain continuously effective as to all Shares and Warrant Shares included in the Registration Statement or (B) the Investors are not permitted to use the prospectus contained in the Registration Statement to resell the Shares or Warrant Shares for more than an aggregate of 30 consecutive calendar days or 60 calendar days during any 12-month period, or (iv) the Company fails to satisfy the current public information requirement under Rule 144(c)(1) of the Securities Act as a result of which the Investors who are not affiliates of the Company are unable to sell their Shares or Warrant Shares without restriction under Rule 144 of the Securities Act,  the Company will agree to pay each Investor as liquidated damages an amount equal to 1% of the purchase price paid by each such Investor in the Financing Transaction on a monthly basis or portion thereof (a “Penalty Period”) during which such default remains uncured thereafter, subject to an aggregate limit on liquidated damages. The maximum aggregate amount of liquidated damages payable to each Investor in respect of the Securities is limited to 5% of the aggregate purchase price paid by each such Investor (10% if the default is the Company’s failure to satisfy the current public information requirement under clause (iv) above) in the Financing Transaction. The amount payable to any Investor for any partial Penalty Period will be prorated for the number of actual days during the Penalty Period during which a default remains uncured. In addition, the Company will agree to use commercially reasonable efforts to keep the Registration Statement continuously effective until the earlier to occur of (i) the date after which all of the Shares and Warrant Shares registered thereunder shall have been sold and (ii) the date on which 100% of the Shares and Warrant Shares covered by such Registration Statement may be sold by non-affiliate without volume or manner of sale restrictions pursuant to Rule 144 under the Securities Act, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 under the Securities Act as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent. Pursuant to the Registration Rights Agreement, following the effectiveness of the Registration Statement, the Company will be permitted to suspend the effectiveness of such registration by giving notice to the Investors, for a period not to exceed 40 calendar days (which need not be consecutive days) in any 12-month period, if (i) the SEC or any other federal or state governmental authority issues any stop order suspending the effectiveness of a Registration Statement; (ii) the Company receives any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares or Warrant Shares for sale in any jurisdiction; (iii) the financial statements included in a Registration Statement is ineligible for inclusion in the Registration Statement for any reason or any statement made in the Registration Statement or the prospectus therein or any document incorporated therein by reference is untrue in any material respect or (iv) if there is any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or the prospectus therein. The Registration Rights Agreement will also contain mutual indemnifications by the Company and each Investor customary for transactions of this type.  A form of the Registration Rights Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Investor Warrants

The Investor Warrants may be exercised, in full or in part, at any time prior to the fifth anniversary of their issuance, at an exercise price of $3.075 per share. The Investor Warrants also contain certain adjustments that may be made, due to future corporate events (including a fundamental transaction affecting the Company) or otherwise, customary for transactions of this type. The Investor Warrants contain a “cashless exercise” feature that allows the Investors to exercise such Investor Warrants without a cash payment to the Company if, on any exercise date, there is not an effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Investors.

A form of the Investor Warrant is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The discussion under this “Investor Warrants” section would also apply to the Placement Agent Warrant (except that the Placement Agent Warrant may not be exercised until the sixth month anniversary of the issuance date).

THE SECURITIES DESCRIBED ABOVE, INCLUDING THE SECURITIES, TO BE OFFERED WILL NOT BE AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment to Rights Agreement

In connection with the Financing Transaction, an Amendment to Rights Amendment, dated as of August 6, 2010 (the “Rights Agreement Amendment”), was executed by the Company and American Stock Transfer & Trust Company, LLC (“AST”) to amend the Rights Agreement, dated as of May 13, 2005, between the Company and AST, as amended (the “Rights Agreement”). The Rights Agreement Amendment serves to exclude the pending Financing Transaction from triggering a distribution of rights dividends under the Rights Agreement.  A copy of the Rights Agreement Amendment is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above regarding the Financing Transaction is incorporated herein by reference.

The Securities offered and sold under the Purchase Agreements to the Investors were offered and will be sold in reliance upon exemptions from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. The Purchase Agreements contain representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operations and financial condition, the Investors did not acquire the Securities with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are “accredited investors” (as defined by Rule 501 under the Securities Act). The Company relied upon the representations made by the Investors pursuant to the Purchase Agreement in determining that such exemptions were available.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above with respect to the Rights Agreement Amendment is incorporated herein by reference.

Item 8.01 Other Events.

On August 9, 2010, the Company issued a press release that details the execution of the Purchase Agreement. The Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
4.1	Form of Investor Warrants	X
4.2	Amendment to Rights Agreement, dated August 6, 2010, by and between the Company and American Stock Transfer & Trust Company, LLC	X
10.1	Securities Purchase Agreement, dated August 9, 2010, by and among the Company and the U.S. Investors signatories thereto	X
10.2	Securities Purchase Agreement, dated August 9, 2010, by and among the Company and the Canadian Investor signatory thereto	X
10.3	Form of Registration Rights Agreement	X
99.1	Press release issued by the Company dated as of August 9, 2010	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPTOR PHARMACEUTICAL CORP.
Date: August 10, 2010	By:	/s/ Christopher M. Starr
	Name: Title:	Christopher M. Starr Chief Executive Officer

Exhibit Index

Filed
Exhibit		Here	Incorporated by Reference
No.	Exhibit Description	with	Form	File No.	Exhibit	Filing Date	Filed By
4.1	Form of Investor Warrants	X
4.2	Amendment to Rights Agreement, dated August 6, 2010, by and between the Company and American Stock Transfer & Trust Company, LLC	X
10.1	Securities Purchase Agreement, dated August 9, 2010, by and among the Company and the U.S. Investors signatories thereto	X
10.2	Securities Purchase Agreement, dated August 9, 2010, by and among the Company and the Canadian Investor signatory thereto	X
10.3	Form of Registration Rights Agreement	X
99.1	Press release issued by the Company dated as of August 9, 2010	X